Exhibit 10.1

AMENDMENT NO. 5 TO
REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 5, dated as of January 27, 2015 (this “Amendment”) to the Revolving Credit Agreement dated as of December 22, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among American Media, Inc. (the “Borrower”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the lenders from time to time party thereto (the “Lenders”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower on the terms and conditions set forth in the Credit Agreement;
WHEREAS, the Borrower has informed the Administrative Agent and each Lender that the Borrower intends to consummate the Specified Asset Sale (as defined below);
WHEREAS, upon Borrower’s request, the Required Lenders have, subject to the terms and conditions set forth herein, consented to amend certain provisions of the Credit Agreement.
NOW, THEREFORE, the parties hereto hereby agree as follows:
Section 1.Amendments to Credit Agreement.

(a)The following definition is hereby added to Section 1.01 of the Credit Agreement in proper alphabetical order:

““Specified Asset Sale” means the contemplated sale of the Shape, Fit Pregnancy and Natural Health brands and related assets to Meredith Corporation.”

(b) Section 6.05 of the Credit Agreement is hereby amended by (i) deleting
“and” at the end of clause (f), (ii) replacing “;” at the end of clause (g) with “; and” and (iii)
adding the following clause (h):

“(h) the Specified Asset Sale; provided that for purposes of the proviso below, the Borrower’s right to receive cash payments based on future operating profit of the Shape/Fitness business of Meredith Corporation shall be deemed cash consideration;”

(c) Section 6.05 of the Credit Agreement is hereby amended by replacing the proviso with the following:

“provided that all sales, transfers, leases and other dispositions permitted hereby
(other than those permitted by clause (b) above) shall be made for fair value and for at least 75% cash consideration and provided further, that the aggregate noncash consideration received for all sales, transfers, leases and other dispositions permitted under Sections 6.05 (a), (c), (d), (e), (g) and (h) shall not exceed $20,000,000.”

Section 2.Conditions.

The amendments contained in Section 1 of this Amendment shall become effective on thE date (the "Amendment EffectIve Date") on which:

(a)This Amendment has been signed by the Borrower and the Required Lenders.

(b)The Borrower shall have paid all fees required to be paid on the Amendment Effective Date and all expenses for which invoices have been presented on or prior to the Amendment Effective Date, including reasonable legal fees and disbursements of counsel to the Administrative Agent and the Lenders.

Section 3.Counterparts.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission (including in .pdf or similar format) shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 4.Applicable Law.

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 5.Headings.

Section headings herein and in the Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment or any Loan Document.
Section 6.Effect of Amendment.

On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment. The Credit Agreement and each of the other Loan Documents, as supplemented by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

AMERICAN MEDIA, INC., as Borrower

By:	/s/ Christopher Polimeni
Name: Christopher Polimeni
Title: Executive Vice President, Chief Financial Officer and Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF January 27, 2015, AMONG AMERICAN MEDIA, INC. AND THE LENDERS PARTY HERETO

Lender Name:
JPMorgan Chase Bank, N.A.

By:	/s/ Charles Holmes
Name: Charles K. Holmes
Title: Executive Director

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF January 27, 2015, AMONG AMERICAN MEDIA, INC. AND THE LENDERS PARTY HERETO

Lender Name:
CREDIT SUISSE AG CAYMAN ISLANDS BRANCH

By:	/s/ Judith Smith
Name: Judith Smith
Title: Authorized Signatory

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory